UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2023

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street, NW, Suite 2500
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
1555 Peachtree St. NE, Suite 1800, Atlanta, GA 30309
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVRpB	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVRpC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the "Company") was held on May 8, 2023. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) select, on an advisory basis, the frequency of future advisory votes on the compensation of our names executive officers, and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2023, all of which were described in the proxy statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1. Election of a Board of Directors. All the nominees for director were re-elected with at least 95% of the votes cast. With respect to each nominee, the total number of broker non-votes was 8,865,458. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast "For"	Votes Cast "Against"	Abstentions
John S. Day	17,088,979	864,232	318,066
Carolyn B. Handlon	17,517,031	618,669	135,577
Katharine W. Kelley	17,623,733	511,672	135,872
Don H. Liu	17,470,244	660,936	140,097
Dennis P. Lockhart	17,485,986	641,378	143,913
Gregory G. McGreevey	17,563,659	557,433	150,185
Beth Zayicek	17,597,255	534,984	139,038

2. Advisory vote on executive compensation. Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 94% of the votes cast. The total number of broker non-votes was 8,865,458. The table below sets forth the voting results.

Votes Cast "For"	Votes Cast "Against"	Abstentions
16,948,638	1,149,189	173,450

3. Advisory vote on frequency of future advisory votes on executive compensation. Our stockholders selected, on an advisory, non-binding basis, their preference for the frequency of future advisory votes to approve compensation of our named executive officers as set forth in the table below. The total number of broker non-votes was 8,865,458.

1 Year	2 Years	3 Years	Abstentions
17,270,850	240,533	635,729	124,165

The Company has decided, consistent with the majority of the votes cast at the Annual Meeting of Stockholders, that future advisory votes to approve the compensation of our named executive officers be held annually.

4. Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved by the stockholders by 97% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast "For"	Votes Cast "Against"	Abstentions
25,894,590	823,084	419,061

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: Tina Carew
Tina Carew
Vice President, General Counsel and Secretary

Date: May 9, 2023